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   EXHIBIT 23.1


                        CONSENT OF MILLER AND LENTS, LTD.


        We hereby consent to the inclusion of and references to our report dated February 25, 1994 regarding the BP Prudhoe Bay Royalty Trust in the Trust's Annual Report on Form 10-K for the year ended December 31, 1993.


                                               MILLER AND LENTS, LTD.


                                               By: /s/ Irwin L. Levy
                                                   -----------------
                                                   Irwin L. Levy
                                                   Chairman of the Board



   March 25, 1994
   Houston, Texas




























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